UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2013

CRIMSON EXPLORATION INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-12108	20-3037840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

717 Texas Ave., Suite 2900, Houston, Texas 77002

(Address of principal executive offices)

(713) 236-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 1, 2013, Crimson Exploration Inc., a Delaware corporation (“Crimson”) became a wholly-owned subsidiary of Contango Oil & Gas Company, a Delaware corporation (“Contango”) as a result of the merger of Contango Acquisition, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Contango (“Merger Sub”), with and into Crimson (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of April 29, 2013, by and among Contango, Crimson and Merger Sub (the “Merger Agreement”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 1, 2013, pursuant to the previously announced Merger Agreement, Contango completed its merger with Crimson, which was accomplished through the merger of Merger Sub with and into Crimson, with Crimson surviving the merger as a wholly-owned subsidiary of Contango.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Crimson common stock, par value $0.001 per share (“Crimson Common Stock”), issued and outstanding (except Crimson Common Stock held directly or indirectly by Crimson or Contango, which was cancelled) was converted into the right to receive 0.08288 shares of common stock, par value $0.04 per share, of Contango (“Contango Common Stock”) or, in the case of fractional shares, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of Contango Common Stock multiplied by (ii) the closing price for a share of Contango Common Stock as reported on the NYSE MKT on the first trading day following the date on which the Effective Time occurred (the “Merger Consideration”). Based on the number of shares of Crimson Common Stock issued and outstanding immediately prior to the Effective Time, former holders of Crimson Common Stock have the right to receive up to approximately 3,900,000 shares of Contango Common Stock, in the aggregate, pursuant to the Merger Agreement, subject to adjustment for the payment of cash-in-lieu of fractional shares, as described in the preceding sentence.

Pursuant to the Merger Agreement, each option that was previously granted by Crimson to purchase shares of Crimson Common Stock was converted at the Effective Time into a comparable option to purchase Contango Common Stock. The conversion was accomplished by using the same exchange ratio for the Crimson Common Stock described above. Immediately prior to the Effective Time, each restricted share of Crimson Common Stock became fully vested and unrestricted, and the holders thereof became entitled to receive the Merger Consideration.

The foregoing description of the Merger Agreement and the Merger is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to Crimson’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2013 and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, Crimson (i) notified the NASDAQ Stock Market LLC (“NASDAQ”) on October 1, 2013 that trading in Crimson Common Stock should be suspended and the listing of Crimson Common Stock on NASDAQ should be removed. Crimson requested in writing that NASDAQ file a notification of removal from listing on Form 25 with the SEC with respect to the Crimson Common Stock. The trading of Crimson Common Stock on NASDAQ was suspended from trading before the opening of the market on October 2, 2013. Crimson intends to file a Form 15 requesting that the reporting obligations of Crimson under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, be suspended as soon as practicable.

Item 3.03.	Material Modifications to Rights of Security Holders.

Pursuant to the Merger Agreement, each outstanding share of Crimson Common Stock was converted into the right to receive the Merger Consideration. As of the Effective Time, holders of Crimson Common Stock immediately prior to the Effective Time ceased to have any rights as stockholders of Crimson (other than the right to receive the Merger Consideration or as otherwise provided by the Merger Agreement or by law).

The information set forth in Items 2.01, 3.01 and 5.01 is incorporated herein by reference.

Item 5.01.	Changes in Control.

A change of control of Crimson occurred on October 1, 2013 upon the filing of the certificate of merger with the Secretary of State of the State of Delaware, at which time Merger Sub merged with and into Crimson. As a result of the Merger, Crimson became a wholly-owned subsidiary of Contango, with Contango owning all Crimson Common Stock.

The information set forth in Items 2.01 and 3.03 above is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, and as contemplated by the Merger Agreement, each non-employee member of Crimson’s board of directors voluntarily resigned from Crimson’s board of directors effective as of the Effective Time. Each such director resigned in connection with the Merger and not because of any disagreement with Crimson. Pursuant to the terms of the Merger Agreement, each of Allan D. Keel, B. James Ford, and Lon McCain became a member of Contango’s board of directors as of the Effective Time.

Item 5.03.	Amendment to Certificate of Formation or LLC Agreement; Change in Fiscal Year.

In accordance with the provisions of the Merger Agreement, at the Effective Time, the certificate of incorporation of Crimson was amended to read in the form attached hereto as Exhibit 3.1. In addition, the bylaws of Crimson were amended and restated at the Effective Time to be the same as the bylaws of the Merger Sub, which are attached hereto as Exhibit 3.2.

The foregoing disclosures are only a summary, do not purport to be complete, and are qualified in their entirety by reference to the amended and restated certificate of incorporation and the amended and restated bylaws of Crimson, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 1, 2013, Crimson held a special meeting of stockholders (the “Special Meeting”). The proposals are described in detail in Crimson’s definitive proxy statement filed with the SEC. The final results regarding each proposal are set forth below.

1.	The proposal to adopt the Merger Agreement and the other transactions contemplated by the Merger Agreement was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
31,078,074	3,771,553	478,691	0

2.	The proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Crimson’s named executive officers that is based on or otherwise related to the proposed transaction was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
32,426,462	1,709,084	1,192,772	0

Item 8.01.	Other Events.

On October 1, 2013, Crimson and Contango issued a joint press release disclosing the Special Meeting voting results and announcing the closing of the Merger. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. These include statements regarding the effects of the Merger, estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties and are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. For example, statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future accretion to earnings per share, future market demand, future benefits to stockholders, future economic and industry conditions, the Merger (including its benefits, results, and effects) are forward-looking statements within the meaning of federal securities laws. These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the companies’ control, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements.

These risks and uncertainties include, but are not limited to: potential adverse reactions or changes to business relationships resulting from the completion of the Merger; competitive responses to the Merger; costs and difficulties related to the integration of Crimson’s business and operations with Contango’s business and operations; the inability to or delay in obtaining cost savings and synergies from the Merger; unexpected costs, charges or expenses resulting from the Merger; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of Contango following completion of the Merger; and any changes in general economic and/or industry specific conditions.

Crimson and Contango caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Crimson’s and Contango’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s website, http://www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement, and neither Crimson nor Contango undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof. All subsequent written and oral forward-looking statements concerning Crimson, Contango, the Merger or other matters and attributable to Crimson and Contango or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Crimson
3.2	Amended and Restated Bylaws of Crimson
99.1	Joint Press Release, dated October 2, 2013, issued by Contango and Crimson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC. (Registrant)

/s/ E. Joseph Grady
E. Joseph Grady Senior Vice President & Chief Financial Officer

Dated: October 2, 2013

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Crimson
3.2	Amended and Restated Bylaws of Crimson
99.1	Joint Press Release, dated October 2, 2013, issued by Contango and Crimson.